SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


      FIDELITY ADVISOR KOREA FUND, INC.

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
In July, we will be holding an annual shareholders meeting for each of the following Fidelity Advisor Funds:
(solid bullet) (solid bullet)Fidelity Advisor Emerging Asia Fund, Inc. (solid bullet) Fidelity Advisor Korea Fund, Inc.
THIS PACKAGE CONTAINS A SEPARATE PROXY VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed at each meeting are important, and directly affect your investment. As a shareholder, you are entitled to cast one vote for each full share, and a fractional vote for any fraction of a full share, owned by you in each fund. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of each issue can be found on the first page of the Proxy Statement. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration shown on the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings. These proposals have been carefully considered by the funds' Board of Directors, which is responsible for protecting your interests as a shareholder. THE BOARD OF DIRECTORS BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact your investment professional immediately.
In the months ahead, you may receive mailings similar to this if you own other Fidelity Advisor Funds. These will be separate proxies, and, like this one, will require your prompt attention. Remember, this is your
opportunity to voice your opinion on matters affecting your funds.   YOUR
PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES
YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
J. Gary Burkhead
President

FIDELITY ADVISOR KOREA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
 1-800-426-5523
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY ADVISOR KOREA FUND, INC.:
 NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the Meeting) of Fidelity Advisor Korea Fund, Inc. (the Fund) will be held at the office of the Fund, 82 Devonshire Street, Boston, Massachusetts 02109
on Ju   ly     16, 1997, at 9:30 a.m. The purpose of the Meeting is to
consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect two Class III Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.
 The Board of Directors has fixed the close of business on May 14, 1997, as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Directors
ARTHUR S. LORING, Secretary
May 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the Fund involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR KOREA FUND, INC.
TO BE HELD JULY 16, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Fidelity Advisor Korea Fund, Inc. (the Fund) to be used at the Annual Meeting of Shareholders of the Fund and at any adjournments thereof (the Meeting), to be held on July 16, 1997, at 9:30 a.m., at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the Fund and Fidelity Management & Research Company (FMR), the Fund's Investment Manager. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Fund. In addition, D. F. King & Co., Inc. or any agent appointed by Boston EquiServe L. P. will assist the Fund in soliciting proxies for the Meeting and will be paid a fee of approximately $1,500 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, TO ANY SHAREHOLDER REQUESTING SUCH REPORT. BY MAY 31, 1997, THE FUND WILL MAIL TO EACH SHAREHOLDER THE FUND'S SEMI-ANNUAL REPORT FOR THE PERIOD ENDED MARCH 31, 1997. AFTER MAY 31, 1997, THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S SEMI-ANNUAL REPORT TO ANY SHAREHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT SHOULD BE MADE BY WRITING TO FIDELITY ADVISOR KOREA FUND, INC., 82 DEVONSHIRE STREET, BOSTON, MA 02109, OR BY CALLING 1-800-522-7297.
 Fidelity International Investments Advisors (FIIA), with main offices located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda, and an office located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong Kong, is the Fund's Investment Adviser. The Sub-Investment Adviser to the Fund is Fidelity Investments Japan Limited (FIJ), with main offices located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan.
 There were 6,243,38   1     shares of the Fund's common stock issued and
outstanding as of April 3   0    , 1997. Shareholders of record at the
close of business on May 14, 1997, will be entitled to vote at the Meeting and will be entitled to one vote for each share held at the close of business on that date (and such shareholders holding fractional shares, if any, shall have proportionate voting rights), with no shares having cumulative voting rights. The Fund has received information that, as of February 12, 1997, a Japanese institutional investor was the beneficial owner of 439,000 shares of the Fund, which would constitute 7.03% of the
6,243,38   1     issued and outstanding shares of the Fund.
VOTE REQUIRED: A MAJORITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND TO APPROVE PROPOSAL 2.
PROPOSAL #   PROPOSAL DESCRIPTION

1. To elect two Class III Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2000, or until their successors are duly elected and qualified.

2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.

1. TO ELECT DIRECTORS.
 Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies for the election of the two nominees listed below as Class III Directors of the Fund:
  Helmert Frans van den Hoven
  Edward H. Malone
to serve for terms expiring on the date of the annual meeting of shareholders in 2000, or until their successors are duly elected and qualified. If either such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace such nominee.
    The nominees named below are currently Directors of the Fund, and have served in that capacity continuously since originally elected. None of the nominees are related to one another. Neither nominee is an "interested person" of the Fund, as defined by the Investment Company Act of 1940.
 In the election of Directors, if the two nominees receive a majority of
the votes cast at the Meeting   , a    nd        providing a quorum is
present, they will be elected.
Nominees (Age)+   Principal Occupation*   Director
                                          Since

Class III


Helmert Frans           Former Member, Supervisory Board,                       1994
van den Hoven           Royal Dutch Petroleum Company; former
   K.B.E                Chairman, Supervisory Board   ,     ABN/Amro
        (74)            Bank (1992-1994)   ; Chairman,     Unilever
                        N.V. (1975-1984);    Vice-Chairman, Unilever
                           PLC (1975-1984); former
                           Chairman/Member of supervisory board of
                           various Dutch companies;     Member,
                        Supervisory Board, Hunter Douglass   ;
                        Director of a number of other funds in the
                        Fidelity Group of International Funds;
                        Director of Fidelity Advisor Emerging Asia
                        Fund, Inc. (1994-present) and of Fidelity
                        Advisor World Funds (1995-present).

Edward H.               Former Trustee, Fidelity U.S.-registered                1997
Malone                  open-end investment companies
        (72)            (1988-1996); Trustee, Rensselaer
                        Polytechnic Institute (1982-1996) and
                        Prudential Savings Bank (1980-1987);
                        Director, Allegheny Power Systems,
                        GenRe Corp. and Mattel Corp.;    M    ember
                        of Advisory Board, Butler Capital Corp.
                        and Warburg Pincus Partnership Funds;
                        former Chairman, General Electric
                        Investment Co., and a Vice President,
                        General Electric Co. (1970-1986); Director,
                        Fidelity Advisor Emerging Asia Fund, Inc.
                        (199   7-present    )    and of Fidelity Advisor
                           World Funds (1997-present)    .


_______________________
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by the nominees, none of the nominees beneficially owns any shares of the Fund.
 If elected, each nominee will hold office in accordance with the Fund's Bylaws and Articles of Incorporation, except that (a) any Director may resign; and (b) any Director may be removed only with cause, provided, however, such removal may be made only by the vote of three-fourths of the shares of capital stock of the Fund outstanding and entitled to vote thereupon, voting together, as a single class, at any Annual or Special Meeting of Shareholders. In case a vacancy shall for any reason exist, the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Directors.
 The Fund's Board, which is currently composed of two interested and four non-interested Directors, met four times during the twelve months ended September 30, 1996. It is expected that the Directors will meet at least four times a year at regularly scheduled meetings. Each Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended September 30, 1996.
 The Fund's Audit Committee is composed entirely of Directors who are not interested persons of the Fund or of FMR or its affiliates and normally meets twice a year, or as required, prior to meetings of the Board of
Directors. Currently, Messrs.    Edward H. Malone,     Helmert Frans van
den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members of the
Committee. Th   e     Committee oversees and monitors the financial
reporting process, including recommending to the Board the independent accountants to be selected for the Fund (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended September 30, 1996, the Committee held two meetings.
 The Fund's Nominating Committee is composed entirely of Directors who are not interested persons of the Fund or of FMR or its affiliates and meets as required, prior to meetings of the Board of Directors, to select the
Independent Directors. Currently, Messrs.    Edward H. Malone,     Helmert
Frans van den Hoven, Bertram H. Witham, Jr. and David L. Yunich are members
of the Committee.    The Committee is charged with the duties of
periodically reviewing the composition and compensation of the Board of Directors, proposing additional non-interested Directors, and monitoring the performance of legal counsel employed by the fund and the non-interested Directors. There were no meetings during the fiscal year. The Nominating Committee met on February 7, 1997, and recommended the appointment of Mr. Edward H. Malone as a new Independent Director. The Nominating Committee will consider nominees recommended by Shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Fund.
 As a group, the non-interested Directors, in aggregate, received fees and
expenses of $   43,752     from the Fund in their capacity as Directors for
the Fund's fiscal year ended September 30, 1996.
   Current Directors of the Fund

   Name (Age)+       Principal Occupation**                                             Directo
                                                                                        r Since

*Edward C.           Chairman, Chief Executive Officer and a                            1994
Johnson 3d           Director of FMR Corp.; Director and Chairman
        (67)         of the Board and of the Executive Committee
                     of FMR; Chairman and a Director of FMR
                     Texas, Inc., Fidelity Management & Research
                     (U.K.) Inc., and Fidelity Management &
                     Research (Far East) Inc.; Director or Trustee
                     and President of all other Fidelity registered
                     management investment companies advised
                     by FMR; Chairman of Fidelity International
                     Limited; Chairman of all funds in the Fidelity
                     Group of International Funds and of Fidelity
                     Advisor World Funds (1995-present).

Bertram H.              Former Trustee, Fidelity U.S.-registered                        1994
Witham, Jr.             open-end investment companies (1979-1993);
        (78)                Chairman and Director, Preferred Lodging
                     System; Director, Bill Glass Ministries; Trustee,
                     Fidelity North Carolina Capital Management
                     Fund; former Treasurer, IBM Co. (1973-1978);
                     Director of Fidelity Advisor Emerging Asia Fund,
                     Inc. (1994-present) and of Fidelity Advisor
                     World Funds (1995-present).

*J. Gary                Vice Chairman, FMR Corp. (1997); President               1994
Burkhead                of Fidelity Institutional Group (1997);     President
        (56)         of FMR (1986-1997); President and a Director
                     of FMR Texas, Inc., Fidelity Management &
                     Research (U.K.) Inc., and Fidelity
                     Management & Research (Far East) Inc.
                     (1986-1997); Director or Trustee and Senior
                     Vice President of all other Fidelity registered
                     management investment companies managed
                     by FMR; Director, Fidelity Advisor World
                     Funds (1995-present).

   Name (Age)+          Principal Occupation**                                             Directo
                                                                                           r Since

David L.                Former Trustee, Fidelity U.S.-registered                        1994
Yunich                  open-end investment companies (1978-1990);
        (79)            f    ormer consultant, W.R. Grace & Company
                     (1977-1995); former Director, New York
                     Racing Association (1977-1995); former
                     Director, Prudential Insurance Company of
                     America (1955-1991); Director, River Bank
                     America (1964-present); former Director, W.R.
                     Grace & Company (1977-1995); former
                     Director, NYNEX Corporation (1970-1990);
                     Trustee, Saratoga Performing Arts Center, Boy
                     Scouts of America, and Carnegie Hall; former
                     President, Vice Chairman and Director, R. H.
                     Macy & Company (1955-1978)   ; Trustee, Fidelity
                        Investments Charitable Gift Fund (1992);
                            Director of Fidelity Advisor Emerging Asia Fund,
                     Inc. (1994   -present    )    and of     Fidelity Advisor World
                     Funds (1995   -present    ).


Helmert Frans    See Director nominees table.   1994
van den Hoven
        (74)

Edward H.      See Director nominees table.   1997
Malone
        (72)

_______________________
* An    "    interested person   "     of the Fund, as defined by the
Investment Company Act of 1940.
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
+ Based on statements furnished to the Fund by each Director, no current Director beneficially owns any shares of the Fund.
 The following table sets forth information describing the compensation of each Director of the Fund for his services as a Director for the fiscal year ending September 30, 1996.
Compensation Table
Name of Director              Aggregate      Total
                              Compensation   Compensation
                              from the       from the Fund
                               Fund*                 Complex**

Helmert Frans van den Hoven    $ 12,000       $ 24,000

Bertram H. Witham, Jr.         12,000         55,350

David L. Yunich                12,000         24,000

Edward C. Johnson 3d ***       0              0

J. Gary Burkhead ***           0              0

_______________________
* Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.
** Including the Fund, as of March 31, 1997, there were 234 investment companies in the Fund Complex. Messrs. Johnson and Burkhead are both Directors or Trustees of 233 of the investment companies in the Fund Complex, other than the Fund. Messrs. van den Hoven, Malone and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of four investment companies in the Fund Complex, including the Fund. (Mr. Malone became a Director after the fiscal year end of September 30, 1996, and received no compensation for that period.) Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996 by the open-end investment companies in the Fund Complex (the "Open-End Funds"), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended September 30, 1996, Messrs. Witham and Yunich received $50,000 in payments under that retirement program. Mr. Malone, upon retirement as a trustee for the Open-End Funds,
defer   red     his accrued retirement benefits for his service as a
trustee for the Open-End Funds under a deferred compensation plan. The obligation of the Open-End Funds to make such payments is not secured or funded.
*** Messrs. Johnson and Burkhead, who are "interested persons" of the Fund, do not receive any compensation from the Fund or other investment companies in the Fund Complex for their services as Directors or Trustees, and are compensated by FMR.
   Executive Officers of the Fund

Name           Position with Fund     Principal Occupation and
(   A    ge)   (beginning in)         Other Affiliations*

Edward C.      Director and           See Current Directors of the Fund
Johnson        President              table.
3d             (1994)
        (67)

J. Gary        Director and Senior    See Current Director of the Funds
Burkhead       Vice President         table.
        (56)   (1994)

William R.     Vice President         Chief Investment Officer, Fidelity
Ebsworth       (1994)                 Investments (Hong Kong); Director,
        (39)                          Fidelity Investments Management
                                      (Hong Kong) Ltd.; Research
                                      Director, Fidelity Investments (Tokyo
                                      and Hong Kong) (1990-1991); Fund
                                      Manager and Analyst, Fidelity
                                      Investments (Boston and Tokyo
                                      (1986-1990)   ;     Vice President of
                                      Fidelity Advisor Emerging Asia
                                      Fund, Inc.

Billy W.       Vice President         President, Fidelity Investments
Wilder         (1994)                 (Japan) Limited (1995); Director of
        (47)                          Research, Fidelity Management &
                                      Research (Far East) (1992-1995);
                                      Director of Research and General
                                      Manager, Schroder Securities
                                      (Japan), Ltd. (1988-1992); Senior
                                      Analyst, Schroder Securities
                                      (Japan), Ltd. (1986-1988); Manager,
                                      Impedance Analysis Equipment
                                      Marketing,
                                      Yokogawa-Hewlett-Packard, Ltd.
                                      (1979-1986).

Arthur S.      Secretary              Senior Vice President and General
Loring         (1994)                 Counsel of FMR; Vice President    -
        (49)                                 Legal of FMR Corp.; Vice President
                                      and Clerk of Fidelity Distributors
                                      Corporation; Secretary of all other
                                      registered management investment
                                      companies managed by FMR.

Kenneth        Treasurer              Treasurer of all other registered
A.             (1995)                 management investment
Rathgeber                             companies managed by FMR and
        (50)                          an employee of FMR (1995); Vice
                                      President, Goldman Sachs & Co.
                                      (1978-1995), including Vice
                                      President of Proprietary
                                      Accounting (1988-1992), Global
                                      Co-Controller (1992-1994) and
                                      Chief Operations Officer of
                                      Goldman Sachs (Asia) LLC
                                      (1994-1995).

Stuart E.      Assistant Secretary    An employee of FMR Corp.
Fross          (1994)
        (37)

John H.        Assistant Treasurer    Assistant Treasurer of all other
Costello       (1994)                 registered management investment
        (50)                          companies managed by FMR and
                                      an employee of FMR.

Pradip         Assistant Treasurer    Vice President of FMR (1996);
Darooka        (1996)                 Principal (1995-1996), Vice
        (41)                          President (1993-1995), Morgan
                                      Stanley Group, Inc.; Senior
                                      Manager, Price Waterhouse LLP
                                      (1990-1992).


_______________________
* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a unanimous vote of the Fund's Audit Committee, the firm of Price Waterhouse LLP has been selected as independent accountants for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission or any state. Pursuant to the Investment Company Act of 1940, such selection requires the ratification of shareholders. Price Waterhouse LLP has advised the Fund that it has no direct or material indirect ownership interest in the Fund.
 The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgement of the persons therein designated.
SHAREHOLDER PROPOSALS
 Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals by January 21, 1998, to the Secretary, 82 Devonshire Street, Boston, Massachusetts 02109.

By Order of the Board of Directors,




Arthur S. Loring, Secretary

FAK-   pxs-0597     CUSIP #315804104/Fund #603
FIDELITY ADVISOR KOREA FUND, INC., PROXY CARD
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR KOREA FUND, INC.,
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, J. Gary Burkhead, and Arthur S. Loring, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Korea Fund, Inc., which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on July 16, 1997, at 9:30 a.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) and Title(s), if applicable
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315804104/fund #603

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the 2 nominees specified below as Directors:     [  ] FOR all nominees    [  ]            1.
     Helmert Frans van den Hoven and Edward H.                listed (except as         WITHHOLD
     Malone  (INSTRUCTION:  TO WITHHOLD AUTHORITY TO          marked to the contrary    authority to
     VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE            below).                   vote for all
     NAME(S) OF THE NOMINEE(S) ON THE LINE BELOW.)                                      nominees.



__________________________________________________________________________
___________________

2.    To ratify the selection of Price Waterhouse LLP as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the Fund.




FAK-pxs-0597    cusip #315804104/fund #603